Statements of comprehensive income (loss) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Income
Net realized gains (losses) on redemptions and sales of silver bullion (note 6)		$ (1,401)
Net change in unrealized gains (losses) on silver bullion (note 6)	8,520,460	850,600
Other income	1,521	634
	8,521,981	849,833
Expenses
Management fees (note 8)	35,089	22,284
Bullion storage fees	4,267	3,866
Sales tax	2,743	1,563
Listing and regulatory filing fees	803	127
Unitholder reporting costs	368	243
Legal fees	228	255
Administrative fees	159	167
Audit fees	105	96
Independent Review Committee fees	8	9
Trustee fees	4	4
Custodial fees	3	3
Net foreign exchange losses (gains)	(5)	5
	43,772	28,622
Net income (loss) and comprehensive income (loss)	$ 8,478,209	$ 821,211
Weighted average number of Units	557,078,458	498,180,074
Increase (decrease) in total equity from operations per Unit	$ 15.22	$ 1.65